UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

McGRATH RENTCORP

(Exact name of Registrant as Specified in Its Charter)

California	000-13292	94-2579843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Las Positas Road
Livermore, California		94551-7800
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 606-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2023, McGrath RentCorp (the “Company”) and Melodie Craft, the Vice President Legal Affairs and Risk Management of the Company, mutually agreed that Ms. Craft would resign from the Company effective as of March 10, 2023 (the “Separation Date”). In connection with Ms. Craft’s resignation, the Company and Ms. Craft agreed to terms on a separation agreement, which provides for the following:

i.
Ms. Craft’s last day of employment at the Company will be March 10, 2023 and she will resign from any and all positions at the Company as of the Separation Date;
ii.
the Company shall make the following payments to Ms. Craft: (a) a special cash payment of $345,000.24 (equal to twelve months of Ms. Craft’s base salary); (b) a 2022 priority bonus of $86,250.06; (c) a 2022 profitability bonus, the amount of which shall be determined at a later date according to the final audited results pursuant to the Company’s Involuntary Termination Severance Plan; and (d) a cash stipend of $19,724.04 as a COBRA subsidy;
iii.
Ms. Craft shall be eligible to receive up to six months of outplacement assistance;
iv.
the performance stock units and restricted stock units previously awarded to Ms. Craft and scheduled to vest prior to May 1, 2023 shall become fully vested; and
v.
benefits to Ms. Craft under the Separation Agreement shall be subject to compliance with restrictive covenants regarding non-disclosure, confidentiality, and non-disparagement.

The benefits described above will be subject to Ms. Craft executing a release that is part of the separation agreement.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 10, 2023	By:	/s/ Keith E. Pratt
Keith E. Pratt Executive Vice President and Chief Financial Officer